Supplemental Financial Information	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplemental Financial Information

4 Supplemental Financial Information

Statement of Operations Information

Depreciation, amortization and impairment

Depreciation and amortization, including impairment charges, are as follows:

	2014	2013	2012
Depreciation of property, plant and equipment	219	246	247
Amortization of internal use software	31	32	24
Amortization of identified intangible assets	155	236	262

	405	514	533

Depreciation of property, plant and equipment is primarily included in cost of revenue. Amortization of intangible assets is primarily reported in the selling, general and administrative expenses.

Change in accounting estimate

In December 2013, we determined that the estimated useful life of the machinery and equipment used in our Standard Products front-end and back-end manufacturing processes had increased to ten years, from the five to seven years previously estimated.

We believe that the change in estimated useful life better reflects the future usage of this equipment. The effect of this change was recognized prospectively as a change in accounting estimate beginning January 1, 2014. The change in estimate resulted in a decrease in depreciation expense of approximately $26 million for the year ending December 31, 2014.

Foreign exchange differences

In 2014, cost of revenue included foreign exchange differences amounting to a profit of $4 million (2013: a loss of less than $1 million; 2012: a loss of $4 million).

Financial income and expense

	2014	2013	2012

Interest income	3	3	4
Interest expense	(145)	(182)	(270)

Total interest expense, net	(142)	(179)	(266)
Net gain (loss) on extinguishment of debt	(3)	(114)	(161)
Foreign exchange rate results	(246)	62	28
Miscellaneous financing costs/income, net	(19)	(43)	(38)

Total other financial income and expense	(268)	(95)	(171)

Total	(410)	(274)	(437)

The Company has applied net investment hedging since May, 2011. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar-denominated notes. As a result in 2014 a charge of $214 million (2013: a benefit of $68 million; 2012: a benefit of $26 million) was recorded in other comprehensive income (loss) relating to the foreign currency result on the U.S. dollar-denominated notes that are recorded in a euro functional currency entity.

Cash Flow Information

	2014	2013	2012
Net cash paid during the period for:
Interest	138	174	292
Income taxes	24	34	28

Net gain (loss) on sale of assets:
Cash proceeds from the sale of assets	11	6	31
Book value of these assets	(10)	(4)	(12)
Non-cash gains (losses)	9	—	1

	10	2	20
Non-cash investing information:
Assets received in lieu of cash from the sale of businesses:
Fair value of available-for-sale securities	9	—	—

Non-cash financing information:
Exchange of Term Loan A1 for Term Loan E	400	—	—
Exchange of Term Loan C for Term Loan D	—	400	—

Other items:
Other items consists of the following non-cash element in income:
Non-cash interest cost due to applying effective interest method	3	2	22
Others	(7)	—	—

	(4)	2	22

Cash flows from financing activities in 2013 included $12 million in connection with the acquisition of the remaining 40% non-controlling interest share from Jilin Sino-Microelectronics Co. Ltd.